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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported):  September 17, 2002
                                                           ---------------------

                               PC CONNECTION, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                   0-23827                                 02-0513618
         -----------------------------    --------------------------------------
         (Commission File Number)              (IRS Employer Identification No.)


         Rt. 101A, 730 Milford Road, Merrimack, New Hampshire      03054
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         (Address of Principal Executive Offices)             (Zip Code)


                                 (603) 423-2000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
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       On September 17 and 18, 2002, PC Connection, Inc., a Delaware corporation
("PCC"), is planning to participate in various investor meetings, and will be discussing various aspects of its business. During the course of those discussions, certain limited financial information and other limited facts of its business will be presented to investors. This information is included in
Item 7(c) below as an Exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits.
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         99.1     Information for Investor Meetings.

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                                  SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 16, 2002            REGISTRANT


                                    PC CONNECTION, INC.

                                    By: /s/ Mark A. Gavin
                                        ------------------------------------
                                            Mark A. Gavin
                                            Senior Vice President of Finance
                                            and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number             Description
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99.1                       Information for Investor Meetings.


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